File # No. 333-9536
Effective June 6, 2005, the nominal
value has changed to 32 1/7 pence

 Exhibit A to Deposit Agreement
No.
	________________________
_________
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents five (5)deposited
Shares)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE
PAR VALUE OF 25 PENCE
EACH OF
BUNZL PLC
(INCORPORATED UNDER THE
LAWS OF ENGLAND AND
WALES)
      The Bank of New York as
depositary (hereinafter called the
Depositary), hereby certifies that,
or registered assigns IS THE
OWNER OF

AMERICAN DEPOSITARY
SHARES
representing deposited Ordinary
Shares (herein called Shares) of
BUNZL PLC, incorporated under the
laws of England and Wales (herein
called the Company).  At the date
hereof, each American Depositary
Share represents five (5) Shares
which are either deposited or subject
to deposit under the deposit
agreement at the London, England
office of The Bank of New York
(herein called the Custodian).  The
Depositarys Corporate Trust Office
is located at a different address than
its principal executive office.  Its
Corporate Trust Office is located at
101 Barclay Street, New York, N.Y.
10286, and its principal executive
office is located at One Wall Street,
New York, N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT.
      This American Depositary
Receipt is one of an issue (herein
called Receipts), all issued and to be
issued upon the terms and conditions
set forth in the deposit agreement,
dated as of                , 1998 (herein
called the Deposit Agreement), by
and among the Company, the
Depositary, and all Owners and
Beneficial Owners from time to time
of Receipts issued thereunder, each
of whom by accepting a Receipt
agrees to become a party thereto and
become bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and Beneficial Owners of the
Receipts and the rights and duties of
the Depositary in respect of the
Shares deposited thereunder and any
and all other securities, property and
cash from time to time received in
respect of such Shares and held
thereunder (such Shares, securities,
property, and cash are herein called
Deposited Securities).  Copies of the
Deposit Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.
      The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.
      Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery, to him
or upon his order, of the Deposited
Securities at the time represented by
the American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates in the
name of the Owner hereof or as
ordered by him or by the delivery of
certificates properly endorsed or
accompanied by proper instruments
of transfer and (b) any other
securities, property and cash to
which such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the option of
the Owner hereof, either at the office
of the Custodian or at the Corporate
Trust Office of the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.  Notwithstanding any other
provision of the Deposit Agreement
or this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may be
suspended only for (i) temporary
delays caused by closing the transfer
books of the Depositary or the
Company or the deposit of Shares in
connection with voting at a
shareholders meeting, or the payment
of dividends, (ii) the payment of fees,
taxes and similar charges, and (iii)
compliance with any U.S. or foreign
laws or governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities.
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
      The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient to pay
any applicable transfer taxes and the
expenses of the Depositary and upon
compliance with such regulations, if
any, as the Depositary may establish
for such purpose.  This Receipt may
be split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the presentor
of the Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt.
      The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
are closed, or if any such action is
deemed necessary or advisable by the
Depositary or the Company at any
time or from time to time because of
any requirement of law or of any
government or governmental body or
commission, or under any provision
of the Deposit Agreement or this
Receipt, or for any other reason,
subject to Article (22) hereof.
Without limitation of the foregoing,
the Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares required to be
registered under the provisions of the
Securities Act of 1933, unless a
registration statement is in effect as
to such Shares.
4.	LIABILITY OF OWNER
FOR TAXES.
      If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of this
Receipt or any withdrawal of
Deposited Securities represented by
American Depositary Shares
evidenced by such Receipt until such
payment is made, and may withhold
any dividends or other distributions,
or may sell for the account of the
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner hereof shall remain liable for
any deficiency.
5.	WARRANTIES OF
DEPOSITORS.
      Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that such Shares and
each certificate therefor are validly
issued, fully paid, nonassessable, and
free of any pre-emptive rights of the
holders of outstanding Shares and
that the person making such deposit
is duly authorized so to do.  Every
such person shall also be deemed to
represent that the deposit of such
Shares and the sale of Receipts
evidencing American Depositary
Shares representing such Shares by
that person are not restricted under
the Securities Act of 1933.  Such
representations and warranties shall
survive the deposit of Shares and
issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
      Any person presenting Shares
for deposit or any Owner of a
Receipt may be required from time to
time to file with the Depositary or the
Custodian such proof of citizenship
or residence, exchange control
approval, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper.  The Depositary may
withhold the delivery or  registration
of transfer of any Receipt or the
distribution of any dividend or sale
or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made.
No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in the United
Kingdom which is then performing
the function of the regulation of
currency exchange.
7.	CHARGES OF
DEPOSITARY.
      The Company agrees to pay
the fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
      The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued (including,
without limitation, issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.3 of the Deposit
Agreement), whichever applicable:
(1) taxes and other governmental
charges, (2) such registration fees as
may from time to time be in effect
for the registration of transfers of
Shares generally on the Share
register of the Company or Foreign
Registrar and applicable to transfers
of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the Deposit Agreement, (3)
such cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.5 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.3, 4.3 or 4.4 of the Deposit
Agreement, and the surrender of
Receipts pursuant to Section 2.5 or
6.2 of the Deposit Agreement, (6) a
fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement
including, but not limited to Sections
4.1 through 4.4 thereof,  except for
distributions of cash dividends, and
(7) a fee for the distribution of
securities pursuant to Section 4.2 of
the Deposit Agreement, such fee
being in an amount equal to the fee
for the execution and delivery of
American Depositary Shares referred
to above which would have been
charged as a result of the deposit of
such securities (for purposes of this
clause (7) treating all such securities
as if they were Shares), but which
securities are instead distributed by
the Depositary to Owners.
      The Depositary, subject to
Article (8) hereof, may own and deal
in any class of securities of the
Company and its affiliates and in
Receipts.
8.	LOANS AND
PRE-RELEASE OF SHARES
AND RECEIPTS.
      The Depositary may issue
Receipts against the delivery by the
Company (or any agent of the
Company recording Share
ownership) of rights to receive
Shares from the Company (or any
such agent).  No such issue of
Receipts will be deemed a
Pre-Release that is subject to the
restrictions of the following
paragraph.
      Unless requested in writing
by the Company to cease doing so,
the Depositary may, notwithstanding
Section 2.3 thereof, execute and
deliver Receipts prior to the receipt
of shares pursuant to Section 2.2 of
the Deposit Agreement
(Pre-Release).  The Depositary may,
pursuant to Section 2.5 of the
Deposit Agreement, deliver Shares
upon the receipt and cancellation of
Receipts which have been
Pre-Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares  in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation and agreement
from the person to whom Receipts
are to  be delivered (the
Pre-Releasee) that the Pre-Releasee,
or its customer, (i) owns the shares or
Receipts to be remitted, as the case
may be, (ii) assigns all beneficial
rights, title and interest in such
Shares or Receipts, as the case may
be, to the Depositary in its capacity
as such and for the benefit of the
Owners, and (iii) will not take any
action with respect to such Shares or
Receipts, as the case may be, that is
inconsistent with the transfer of
beneficial ownership (including,
without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be),
other than in satisfaction of such
Pre-Release, (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar liquidity
and security, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of Shares
not deposited but represented by
American Depositary Shares
outstanding at any time as a result of
Pre-Releases will not normally
exceed thirty percent (30%) of the
Shares deposited under the Deposit
Agreement; provided, however, that
the Depositary reserves the right to
disregard such limit from time to
time as it deems reasonably
appropriate, and may, with the prior
written consent of the Company,
change such limit for purposes of
general application.  The Depositary
will also set Dollar limits with
respect to Pre-Release transactions to
be entered into under the Deposit
Agreement with any particular
Pre-Releasee on a case-by-case basis
as the Depositary deems appropriate.
For purposes of enabling the
Depositary to fulfill its obligations to
the Owners under the Deposit
Agreement, the collateral referred to
in clause (b) above shall be held by
the Depositary as security for the
performance of the Pre-Releasees
obligations to the Depositary in
connection with a Pre-Release
transaction, including the
Pre-Releasees obligation to deliver
Shares or Receipts upon termination
of a Pre-Release transaction (and
shall not, for the avoidance of doubt,
constitute Deposited Securities under
the Deposit Agreement).
      The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
      It is a condition of this
Receipt and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by delivery
with the same effect as in the case of
a negotiable instrument, provided,
however, that the Depositary,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is registered
on the books of the Depositary as the
absolute owner hereof for the
purpose of determining the person
entitled to distribution of dividends
or other distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.
10.	VALIDITY OF RECEIPT.
      This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
      The Company is subject to
the periodic reporting requirements
of the Securities Exchange Act of
1934 and, accordingly, files certain
reports with the Securities and
Exchange Commission (hereinafter
called the Commission.  Such reports
and communications will be
available for inspection and copying
at the public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.
      The Depositary will make
available for inspection by Owners of
Receipts at its Corporate Trust Office
any reports and communications,
including any proxy soliciting
material, received from the Company
which are both (a) received by the
Depositary as the holder of the
Deposited Securities and (b) made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary will also,
upon written request, send to Owners
of Receipts copies of such reports
when furnished by the Company
pursuant to the Deposit Agreement.
      The Depositary will keep
books for the registration of Receipts
and transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of Receipts
provided that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
      Whenever the Depositary
receives any cash dividend or other
cash distribution on any Deposited
Securities, the Depositary will, if at
the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and will
distribute the amount thus received to
the Owners of Receipts entitled
thereto, provided, however, that in
the event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution in
respect of any Deposited Securities
an amount on account of taxes, the
amount distributed to the Owners of
the Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
      Subject to the provisions of
Section 4.11 and 5.9 of the Deposit
Agreement, whenever the Depositary
receives any distribution other than a
distribution described in Sections
4.1, 4.3 or 4.4 of the Deposit
Agreement, the Depositary will cause
the securities or property received by
it to be distributed to the Owners of
Receipts entitled thereto, in any
manner that the Depositary may
deem equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners of
Receipts entitled thereto, or if for any
other reason the Depositary deems
such distribution not to be feasible,
the Depositary may adopt such
method as it may deem equitable and
practicable for the purpose of
effecting such distribution, including,
but not limited to, the public or
private sale of the securities or
property thus received, or any part
thereof, and the net proceeds of any
such sale (net of the fees of the
Depositary as provided in Section 5.9
of the Deposit Agreement) shall be
distributed by the Depositary to the
Owners of Receipts entitled thereto
as in the case of a distribution
received in cash; provided, however,
that  no such distribution to Owners
pursuant to the Section 4.2 of the
Deposit Agreement shall be
unreasonably delayed by any action
of the Depositary or any of its agents.
To the extent that such securities or
property or the net proceeds thereof
are not effectively distributed to
Owners as provided in this
paragraph, each American
Depositary Share shall thereafter also
represent the additional securities or
property distributed in respect of the
Shares represented by such American
Depositary Share prior to such
distribution.
      If any distribution consists of
a dividend in, or free distribution of,
Shares, the Depositary may and shall
if the Company shall so request,
distribute to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary will sell the
amount of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
set forth in the Deposit Agreement.
If additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
      In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or other
governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a portion
of such property (including Shares
and rights to subscribe therefor) in
such amounts and in such manner as
the Depositary deems necessary and
practicable to pay any such taxes or
charges, and the Depositary shall
distribute the net proceeds of any
such sale after deduction of such
taxes or charges to the Owners of
Receipts entitled thereto.
13.	CONVERSION OF
FOREIGN CURRENCY.
      Whenever the Depositary
shall receive foreign currency, by
way of dividends or other
distributions or the net proceeds from
the sale of securities, property or
rights, and if at the time of the receipt
thereof the foreign currency so
received can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars and the
resulting Dollars transferred to the
United States, the Depositary shall
convert or cause to be converted as
promptly as practicable, by sale or in
any other manner that it may
determine, such foreign currency into
Dollars, and such Dollars shall be
distributed to the Owners entitled
thereto or, if the Depositary shall
have distributed any warrants or
other instruments which entitle the
holders thereof to such Dollars, then
to the holders of such warrants
and/or instruments upon surrender
thereof for cancellation.  Such
distribution may be made upon an
averaged or other practicable basis
without regard to any distinctions
among Owners on account of
exchange restrictions, the date of
delivery of any Receipt or otherwise
and shall be net of any expenses of
conversion into Dollars incurred by
the Depositary as provided in Section
5.9 of the Deposit Agreement.
      If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.
      If at any time the Depositary
shall determine that any foreign
currency received by the Depositary
is not convertible on a reasonable
basis into Dollars transferable to the
United States, or if any approval or
license of any government or agency
thereof which is required for such
conversion is denied or in the
reasonable opinion of the Depositary
is not obtainable, or if any such
approval or license is not obtained
within a reasonable period as
determined by the Depositary, the
Depositary may distribute the foreign
currency (or an appropriate
document evidencing the right to
receive such foreign currency)
received by the Depositary to, or in
its discretion may hold such foreign
currency uninvested and without
liability for interest thereon for the
respective accounts of, the Owners
entitled to receive the same.
      If any such conversion of
foreign currency, in whole or in part,
cannot be effected for distribution to
some of the Owners entitled thereto,
the Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.
14.	RIGHTS.
      In the event that the Company
shall offer or cause to be offered to
the holders of any Deposited
Securities any rights to subscribe for
additional Shares or any rights of any
other nature, the Depositary shall
have discretion as to the procedure to
be followed in making such rights
available to any Owners or in
disposing of such rights on behalf of
any Owners and making the net
proceeds available in Dollars to such
Owners or, if by the terms of such
rights offering or, for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights available
to all Owners or to certain Owners
but not to other Owners, the
Depositary may distribute, to any
Owner to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
      In circumstances in which
rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner under the Deposit Agreement,
the Depositary will make such rights
available to such Owner upon written
notice from the Company to the
Depositary that (a) the Company has
elected in its sole discretion to permit
such rights to be exercised and (b)
such Owner has executed such
documents as the Company has
determined in its sole discretion are
reasonably required under applicable
law.
      If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price of
the Shares to be received upon the
exercise of the rights, and upon
payment of the fees of the Depositary
and any other charges as set forth in
such warrants or other instruments,
the Depositary shall, on behalf of
such Owner, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant to
Section 2.2 of the Deposit
Agreement, and shall, pursuant to
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the case
of a distribution pursuant to the
second paragraph of this Article,
such Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation, and transfer
under such laws.
      If the Depositary determines
in its reasonable discretion that it is
not lawful and feasible to make such
rights available to all or certain
Owners, it may sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares held by
the Owners to whom it has
determined it may not lawfully or
feasibly make such rights available,
and allocate the net proceeds of such
sales (net of the fees of the
Depositary as provided in Section 5.9
of the Deposit Agreement and all
taxes and governmental charges
payable in connection with such
rights and subject to the terms and
conditions of the Deposit
Agreement) for the account of such
Owners otherwise entitled to such
rights, warrants or other instruments,
upon an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt or
otherwise.  No distributions of rights
or the net proceeds of any sale of
rights to Owners shall be
unreasonably delayed by any action
of the Depositary or any of its agents.
      The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act of 1933 with respect to a
distribution to Owners or are
registered under the provisions of
such Act; provided that nothing in
the Deposit Agreement will create or
be construed to create, any obligation
on the part of the Company to file a
registration statement with respect to
such rights or securities or to
endeavor to have such a registration
statement declared effective.  If an
Owner of Receipts requests
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under such Act, the Depositary shall
not effect such distribution unless it
has received an opinion from
recognized counsel in the United
States for the Company upon which
the Depositary may rely that such
distribution to such Owner is exempt
from such registration.
      The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights available
to Owners in general or any Owner
in particular.
15.	RECORD DATES.
      Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date (a)
for the determination of the Owners
of Receipts who shall be (i) entitled
to receive such dividend, distribution
or rights or the net proceeds of the
sale thereof or (ii) entitled to give
instructions for the exercise of voting
rights at any such meeting, or (b) on
or after which each American
Depositary Share will represent the
changed number of Shares, subject to
the provisions of the Deposit
Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
      Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners of Receipts a notice, the
form of which notice shall contain
(a) such information as is contained
in such notice of meeting, and (b) a
statement that the Owners of
Receipts as of the close of business
on a specified record date will be
entitled, subject to any applicable
provision of English law and of the
Articles of Association of the
Company, to instruct the Depositary
as to the exercise of the voting rights,
if any, pertaining to the amount of
Shares or other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in which
such instructions may be given,
including an express indication that
such instructions may be given or
deemed given in accordance with the
last sentence of this paragraph if no
instruction is received, to the
Depositary to give a discretionary
proxy to a person designated to the
Company.  Upon the written request
of an Owner of a Receipt on such
record date, received on or before the
date established by the Depositary
for such purpose, the Depositary
shall endeavor in so far as practicable
to vote or cause to be voted the
amount of Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The
Depositary shall not vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions or
deemed instructions.  If no
instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner to
have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
with respect to such Deposited
Securities and the Depositary shall
give a discretionary proxy to a
person designated by the Company to
vote such Deposited Securities,
provided, that no such instruction
shall be given with respect to any
matter as to which the Company
informs the Depositary (and the
Company agrees to provide such
information as promptly as
practicable in writing) that (x) the
Company does not wish such proxy
given, (y) substantial opposition
exists or (z) such matter materially
and adversely affects the rights of
holders of Shares.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
      In circumstances where the
provisions of Section 4.3 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent the new Deposited
Securities so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to the
following sentence.  In any such case
the Depositary may, and shall if the
Company shall so request, execute
and deliver additional Receipts as in
the case of a dividend in Shares, or
call for the surrender of outstanding
Receipts to be exchanged for new
Receipts specifically describing such
new Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
      Neither the Depositary nor
the Company nor any of their
respective directors, employees,
agents or affiliates shall incur any
liability to any Owner or holder of
any Receipt, if by reason of any
provision of any present or future
law of the United States or  any other
country, or of any other
governmental or regulatory authority,
or by reason of any provision,
present or future, of the Articles of
Association of the Company, or by
reason of any act of God or war or
other circumstances beyond its
control, the Depositary or the
Company or any of their respective
directors, employees, agents or
affiliates  shall be prevented or
forbidden from or be subject to any
civil or criminal penalty on account
of doing or performing any act or
thing which by the terms of the
Deposit Agreement it is provided
shall be done or performed; nor shall
the Depositary or the Company incur
any liability to any Owner or holder
of a Receipt by reason of any
non-performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms of a
distribution pursuant to Sections 4.1,
4.2, or 4.3 of the Deposit Agreement,
or an offering or distribution
pursuant to Section 4.4 of the
Deposit Agreement, such distribution
or offering may not be made
available to Owners of Receipts, and
the Depositary may not dispose of
such distribution or offering on
behalf of such Owners and make the
net proceeds available to such
Owners, then the Depositary shall
not make such distribution or
offering, and shall allow any rights,
if applicable, to lapse.  Neither the
Company nor the Depositary
assumes any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
Beneficial Owners of Receipts,
except that they agree to perform
their obligations specifically set forth
in the Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject to any
liability with respect to the validity
or worth of the Deposited Securities.
Neither the Depositary nor the
Company shall be under any
obligation to appear in, prosecute or
defend any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information.  The Depositary shall
not be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.
      No disclaimer of liability
under the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY.
      The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by written
notice of such removal, effective
upon the appointment of a successor
depositary and its acceptance of such
appointment as provided  in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.
20.	AMENDMENT.
      The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company and
the Depositary in any respect which
they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees or
charges (other than taxes and other
governmental charges, registration
fees, cable, telex or facsimile
transmission costs, delivery costs or
other such expenses), or which shall
otherwise prejudice any substantial
existing right of Owners of Receipts,
shall, however, not become effective
as to outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby except in order to comply
with mandatory provisions of
applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
      The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after the
date of termination, the Owner of a
Receipt, will upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.5 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges, will be entitled to delivery,
to him or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt.  If any Receipts shall remain
outstanding after the date of
termination, the Depositary thereafter
shall discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and without
liability for interest, for the pro rata
benefit of the Owners of  Receipts
which have not theretofore been
surrendered, such Owners thereupon
becoming general creditors of the
Depositary with respect to such net
proceeds.  After making such sale,
the Depositary shall be discharged
from all obligations under the
Deposit Agreement, except for its
obligations to the Company under
Section 5.8 thereof and to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.
22.	COMPLIANCE WITH U.S.
SECURITIES LAWS.
      Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary, the Company
and the Depositary each agrees that it
will not exercise any rights it has
under the Deposit Agreement to
prevent the withdrawal or delivery of
Deposited Securities in a manner
which would violate the U.S.
securities laws, including, but not
limited to, Section I.A.(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act of 1933.
23.	DISCLOSURE OF
INTERESTS.
      Notwithstanding any other
provision of the Deposit Agreement,
each Owner and Beneficial Owner
agrees to be bound by and subject to
the Memorandum and Articles of
Association of the Company (to the
same extent as if such American
Depositary Shares evidenced by such
Receipt were the Shares represented
by such American Depositary Shares
evidenced by such Receipt, provided,
however, that such provisions shall
apply to such persons only to the
extent feasible), and to provide such
information as the Company may
request in a disclosure notice (a
Disclosure Notice) given pursuant to
statutory provisions of English law or
the Memorandum and Articles of
Association.  Failure of an Owner or
Beneficial Owner to provide in a
timely fashion information requested
in any Disclosure Notice may, in the
Companys sole discretion, result in
the withholding of certain rights in
respect of such Owner or Beneficial
Owners American Depositary Shares
(including voting rights and certain
rights as to dividends in respect of
the Shares represented by such
American Depositary Shares).  The
Depositary agrees to use its
reasonable efforts to comply with
any instructions received from the
Company requesting that the
Depositary take the actions specified
therein to obtain such information.
      In addition, any Owner or
Beneficial Owner who is or becomes
directly or indirectly interested
(within the meaning of Section 208
and 209 of the United Kingdom
Companies Act 1985, as amended
from time to time (the Companies
Act)), in the issued ordinary share
capital of the Company equal to or in
excess of the then notifiable interest
(at the date hereof, three percent
(3%)) or such other amount as may
be required by the Companies Act, or
is aware that another person for
whom it holds such Receipts is so
interested, must within two (2)
business days (or such other period
as may be required by the Companies
Act) after becoming so interested or
so aware, and thereafter upon any
changes of at least one percent (1%)
of the outstanding Shares, notify the
Company as required by the
Companies Act.
      If the Company requests
information from the Depositary or
the Custodian, as the registered
owners of Shares, pursuant to the
Memorandum and Articles of
Association of the Company or the
Companies Act, the obligations of
the Depositary or the Custodian, as
the case may be, shall be limited to
disclosing to the Company such
information relating to the Shares in
question as has in each case been
recorded by it pursuant to the terms
of the Deposit Agreement.

(..continued)



- 2 -
EMM-787478_1